                                                                    EXHIBIT 99.1

                      Bay View Securitization Corporation
                    For Remittance Date: December 31, 1999

A.  PRINCIPAL BALANCE RECONCILIATION

                                                                                                                       Number of
                                                                        A-1               A-2            Total         Accounts
                                                               ------------------------------------------------------------------
    (A)  Original Principal Balance                               200,979,000.00     52,245,989.00   253,224,989.00       21106
                                                               ------------------------------------------------------------------
    (B)  Beginning Period Principal Balance                                 0.00     38,490,490.46    38,490,490.46        4885
                                                               ------------------------------------------------------------------
    (C)  Collections (Regular Payments)                                     0.00      1,433,014.38     1,433,014.38         N/A
                                                               ------------------------------------------------------------------
    (D)  Collections (Principal Payoffs)                                    0.00        989,501.29       989,501.29         218
                                                               ------------------------------------------------------------------
    (E)  Collections (Principal Recoveries)                                 0.00              0.00             0.00
                                                               ------------------------------------------------------------------
    (F)  Withdrawal from Payahead (Principal)                               0.00          9,966.08         9,966.08         N/A
                                                               ------------------------------------------------------------------
    (G)  Principal Reductions (Other)                                       0.00              0.00             0.00           0
                                                               ------------------------------------------------------------------
    (H)  Gross Charge Offs                                                  0.00         98,909.29        98,909.29          14
                                                               ------------------------------------------------------------------
    (I)  Repurchases                                                        0.00         12,324.72        12,324.72          11
                                                               ------------------------------------------------------------------
    (J)  Ending Balance                                                     0.00     35,946,774.70    35,946,774.70        4642
                                                               ------------------------------------------------------------------

    Notional Principal Balance:
    (K)  Beginning                                                                                     2,135,298.00
                                                                                                     ---------------
    (L)  Ending                                                                                        1,661,349.09
                                                                                                     ---------------

                                                                ----------------------------------------------------
    (M)  Certificate Factor                                            0.0000000%       68.8029366%      14.1955874%
                                                                ----------------------------------------------------

B.  CASH FLOW RECONCILIATION

                                                                                                          Total
                                                                                                     ---------------
    (A)  Cash Wired                                                                                    2,909,596.91
                                                                                                     ---------------
    (B)  Interest Wired/Earned                                                                            12,794.88
                                                                                                     ---------------
    (C)  Withdrawal from Payahead Account                                                                  9,966.08
                                                                                                     ---------------
    (D)  Advances                                                                                              0.00
                                                                                                     ---------------
    (E)  Repurchases                                                                                      12,324.72
                                                                                                     ---------------
    (F)  Gross Charge-Off Recoveries                                                                      20,429.85
                                                                                                     ---------------
    (G)  Gross Charge-Off Advances                                                                         2,556.60
                                                                                                     ---------------
    (H)  Spread Account Withdrawal                                                                             0.00
                                                                                                     ---------------
    (I)  "A" Surety Bond Draw for "I" Interest                                                                 0.00
                                                                                                     ---------------
    (J)  "A" Surety Bond Draw for  "A-1" Principal or Interest                                                 0.00
                                                                                                     ---------------
    (K)  "A" Surety Bond Draw for "A-2" Principal or Interest                                                  0.00
                                                                                                     ---------------

             TOTAL COLLECTIONS                                                                         2,967,669.04
                                                                                                     ---------------
C.  TRUSTEE DISTRIBUTION
                                                                                                         Total
                                                                                                     ---------------
    (A)  Total Cash Flow                                                                               2,967,669.04
                                                                                                     ---------------
    (B)  Unrecovered Interest Advances                                                                     2,462.48
                                                                                                     ---------------
    (C)  Servicing Fee (Due and Unpaid)                                                                   32,075.41
                                                                                                     ---------------
    (D)  Interest to "A-1" Certificate Holders, including Overdue                                              0.00
                                                                                                     ---------------
    (E)  Interest to "A-2" Certificate Holders, including Overdue                                        211,376.94
                                                                                                     ---------------
    (F)  Interest to "I" Certificate Holders, including Overdue                                            5,605.16
                                                                                                     ---------------
    (G)  Principal to "A-1" Certificate Holders, including Overdue                                             0.00
                                                                                                     ---------------
    (H)  Principal to "A-2" Certificate Holders, including Overdue                                     2,543,715.76
                                                                                                     ---------------
    (I)  Reinsurance Fee                                                                                       0.00
                                                                                                     ---------------
    (J)  Surety Bond Fee                                                                                   4,811.31
                                                                                                     ---------------
    (K)  First Loss Protection                                                                0.00
                                                                                      ------------
    (L)  Surety Bond Premium                                                              4,811.31
                                                                                      ------------
    (M)  Interest Advance Recovery Payments                                                               17,427.41
                                                                                                     ---------------
    (N)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                                  0.00
                                                                                                     ---------------
    (O)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                                  0.00
                                                                                                     ---------------
    (P)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                    0.00
                                                                                                     ---------------
    (Q)  Deposit to Payahead                                                                                   0.00
                                                                                                     ---------------

                     Bay View Securitization Corporation
                   For Remittance Date:  December 31, 1999

                                                                                                   ----------------
     (R)  Bank Account Interest to Servicer                                                             12,794.88
                                                                                                   ----------------
     (S)  Excess Yield                                                                                 137,399.69
                                                                                                   ----------------

                                                                                                   ----------------
          BALANCE                                                                                            0.00
                                                                                                   ----------------

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION

                                                                                 Spread Account       Surety Bond
                                                                            ---------------------------------------
     (A)  Beginning Balance                                                        3,312,596.21     35,592,156.39
                                                                            ---------------------------------------
     (B)  Additions to Spread Amount                                                 137,399.69               N/A
                                                                            ---------------------------------------
     (C)  Interest Earned                                                             15,280.28
                                                                            ---------------------------------------
     (D)  Draws                                                                            0.00              0.00
                                                                            ---------------------------------------
     (E)  Reimbursement for Prior Draws                                                     N/A              0.00
                                                                            ---------------------------------------
     (F)  Distribution of Funds to  "IC" Class or Servicer                           147,283.85              0.00
                                                                            ---------------------------------------
     (G)  Ending Balance                                                           3,317,992.33     33,030,519.85
                                                                            ---------------------------------------

                                                                            ---------------------------------------
     (H)  Required Balance                                                         3,165,312.36     33,030,519.85
                                                                            ---------------------------------------
     (I)  Distribution to "IC" Class                                                 152,679.97
                                                                            -------------------

E.  CURRENT RECEIVABLES DELINQUENCY

              #Payment Delinquency                                 Number             Balance
              --------------------                         ------------------------------------
    (A)  31-60                                                           33          219,225.84
                                                           ------------------------------------
    (B)  61-90                                                           12          115,464.13
                                                           ------------------------------------
    (C)  91+                                                              5           52,319.15
                                                           ------------------------------------
    (D)  Total                                                           50          387,009.12
                                                           ------------------------------------

F.  EXCESS YIELD

                                                                Excess Yield          Pool             Excess Yield
                     Month                                         Balance           Balance          (Annualized %)
                     -----                                 ---------------------------------------------------------
    (A)  Current                                                 137,399.69       35,946,774.70            4.5868%
                                                           ---------------------------------------------------------
    (B)  1st Previous                                            133,173.80       38,490,490.46            4.1519%
                                                           ---------------------------------------------------------
    (C)  2nd Previous                                            227,915.16       41,049,306.32            6.6627%
                                                           ---------------------------------------------------------
    (D)  3rd Previous                                            137,409.27       43,572,955.44            3.7843%
                                                           ---------------------------------------------------------
    (E)  4th Previous                                            350,355.04       46,455,455.36            9.0501%
                                                           ---------------------------------------------------------
    (F)  5th Previous                                            145,948.49       49,663,174.10            3.5265%
                                                           ---------------------------------------------------------
    (G)  Six-Month Rolling Excess Yield (*=1.75%)                188,700.25       42,529,692.73            5.3243%
                                                           ---------------------------------------------------------

G.  DELINQUENCY RATE (31+)

                                                                  Month               Pool
                     Month                                       Balance             Balance                 %
                     -----                                 --------------------------------------------------------
    (A)  Current                                                 387,009.12       35,946,774.70            1.0766%
                                                           --------------------------------------------------------
    (B)  1st Previous                                            444,683.32       38,490,490.46            1.1553%
                                                           --------------------------------------------------------
    (C)  2nd Previous                                            442,085.95       41,049,306.32            1.0770%
                                                           --------------------------------------------------------
    (D)  Three-Month Rolling Average (**2%)                      424,592.80       38,495,523.83            1.1030%
                                                           --------------------------------------------------------

H.  NET LOSS RATE

                                                                                     Liquidation       Average        Defaulted
                      Month                                       Balance              Proceeds        Balance       (Annualized)
                      -----                                ------------------------------------------------------------------------
    (A)  Current                                                 115,853.32           37,373.88     37,218,632.58          2.5303%
                                                           ------------------------------------------------------------------------
    (B)  1st Previous                                            118,542.99           20,463.66     39,769,898.39          2.9594%
                                                           ------------------------------------------------------------------------
    (C)  2nd Previous                                             52,529.59           42,033.92     42,311,130.88          0.2977%
                                                           ------------------------------------------------------------------------
    (D)  Three-Month Rolling Average Net Default Rate **3%        95,641.97           33,290.49     39,766,553.95          1.8815%
                                                           ------------------------------------------------------------------------

*  - more than
** - less than

                      Bay View Securitization Corporation
                    For Remittance Date:  December 31, 1999

I.  CHARGE-OFF / RECOVERIES
                                                                              Number               Balance
                                                                         ---------------------------------------
     (A)  Collection Period Charge-Off Receivables                                  14              98,909.29
                                                                         ---------------------------------------
     (B)  Gross Charge-Offs Cumulative Receivables                                1064           7,680,837.85
                                                                         ---------------------------------------
     (C)  Collection Period Recoveries on Charge-Offs                               NA              20,429.85
                                                                         ---------------------------------------
     (D)  Recoveries on Charge-Offs To-Date                                         NA           1,096,269.25
                                                                         ---------------------------------------

J. REPOSSESSIONS

                                                                         ---------------------------------------
     (A)  Collection Period Repossessions                                            4              47,051.10
                                                                         ----------------------------------------
     (B)  Aggregate Repossessions                                                  660           7,700,145.04
                                                                         ----------------------------------------
     (C)  Unliquidated Repossessions                                                 5              60,587.56
                                                                         ----------------------------------------

K.  FORCED PLACE INSURANCE

                                                                         ---------------------------------------
     (A)  FPI Charge-Offs                                                            0                   0.00
                                                                         ----------------------------------------
     (B)  FPI Canceled/Waived/Removed/ Reversed                                      0                   0.00
                                                                         ----------------------------------------

L.  PAYAHEAD RECONCILIATION

                                                                         ----------------
     (A)  Beginning Balance                                                 134,213.51
                                                                         ----------------
     (B)  Deposit                                                                 0.00
                                                                         ----------------
     (C)  Withdrawal                                                          9,966.08
                                                                         ----------------
     (D)  Ending Balance                                                    124,247.43
                                                                         ----------------




Approved By:   /s/ Michael LaOrange
               --------------------
               Michael LaOrange
               Vice President, Controller
               Bay View Acceptance Corp